SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                      THE FIRST OF LONG ISLAND CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                      THE FIRST OF LONG ISLAND CORPORATION
                                10 GLEN HEAD ROAD
                            GLEN HEAD, NEW YORK 11545

               ---------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 17, 2001

               ---------------------------------------------------

                                                                   March 6, 2001

To the Stockholders of
The First of Long Island Corporation:

     Notice is hereby given that the Annual Meeting of Stockholders of THE FIRST OF LONG ISLAND CORPORATION will be held at the OLD BROOKVILLE OFFICE, 209 GLEN HEAD ROAD, GLEN HEAD, NEW YORK, on Tuesday, April 17, 2001, at 3:30 P.M. local time for the following purposes:

     (1) To elect Directors.

     (2) To approve an amendment of the Corporation's Stock Option Plan to allow for the granting of stock options to non-employee directors of the Corporation and to limit the number of stock options and stock appreciation rights that can be granted to any one person in any one fiscal year to 25,000.

     (3) To transact any other business as may properly come before the meeting.

     Only stockholders of record at the close of business on February 28, 2001 are entitled to notice of and to vote at such meeting or any adjournment thereof.


                                        By Order of the Board of Directors

                                        Joseph G. Perri
                                        Senior Vice President and Secretary


                  IMPORTANT -- PLEASE MAIL YOUR PROXY PROMPTLY.

IN ORDER THAT THERE MAY BE PROPER REPRESENTATION AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                      THE FIRST OF LONG ISLAND CORPORATION
                                10 Glen Head Road
                            Glen Head, New York 11545
                                 (516) 671-4900

                                ---------------
                                PROXY STATEMENT
                                ---------------


                         ANNUAL MEETING OF STOCKHOLDERS

     The accompanying proxy is being solicited by the Board of Directors of The First of Long Island Corporation (the "Corporation") for use at the Annual Meeting of Stockholders to be held at 3:30 P.M. local time at the Old Brookville Office, 209 Glen Head Road, Glen Head, New York, on April 17, 2001. The approximate date on which proxy statements and forms of proxy are first being sent or given to stockholders is March 6, 2001.

     Proxies in the accompanying form that are properly executed and duly returned to the Corporation will be voted at the meeting. Each proxy granted may be revoked at any time prior to its exercise either by written notice filed with the secretary of the meeting or by oral notice given during the meeting by the stockholder to the presiding officer of the meeting.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The only class of voting securities of the Corporation is its Common Stock, $.10 par value ("Common Stock"), each share of which entitles the holder thereof to one vote except in the election of directors, where votes may be cumulated as described below. Only stockholders of record at the close of business on February 28, 2001 are entitled to notice of and to vote at the meeting. For the election of directors, each share is entitled to as many votes as there are directors to be elected, and such votes may be cumulated and voted for one nominee or divided among as many different nominees as is desired. If authority to vote for any nominee or nominees is withheld on any proxy, the votes will then be "spread" among the remaining nominees.

     As of January 31, 2001, there were issued 2,892,549 shares of the Common Stock, all of which were outstanding and entitled to vote. To the best knowledge of the Corporation, the only persons owning beneficially more than five percent (5%) of the Common Stock of the Corporation as of January 31, 2001 are identified in the table below.

Title of                   Name and Address               Amount and Nature of          Percent
Class                      of Beneficial Owner            Beneficial Ownership          of Class
-----------                -------------------            -----------------------       --------
Common                     Sidney Canarick                   253,725 shares (1)          8.77%
Stock                      25 Glen Street
($.10 par value)           Glen Cove, N.Y. 11542

Common                     Paul T. Canarick                  253,725 shares (1)          8.77%
Stock                      25 Glen Street
($.10 par value)           Glen Cove, N.Y. 11542

Common                     Zachary Levy                      238,618 shares              8.25%
Stock                      125 Jerusalem Avenue
($.10 par value)           Hicksville, N.Y. 11801

(1) Including 236,970 shares in the names of Sidney Canarick and Jean C. Canarick, his wife, (Mr. Paul T. Canarick's parents) as Trustees under a Trust Agreement dated May 27, 1992; 10,575 shares in the name of Jean C. Canarick, Dr. Canarick's wife; and 6,180 shares in the name of Paul T. Canarick. Pursuant to applicable rules, Sidney Canarick and Paul T. Canarick are both deemed to be beneficial owners of the foregoing shares.

     Furnished below is information with respect to the beneficial ownership of the Corporation's Common Stock as of January 31, 2001 by all directors and nominees, by the executive officers of the Corporation named in the "Summary Compensation Table", and by directors and executive officers of the Corporation as a group.

                                                         Amount and Nature of           Percent of
Title of Class          Beneficial Owner                 Beneficial Ownership              Class
----------------        ------------------------         --------------------           ----------
Common Stock            Allen E. Busching                         500                      .02%
($.10 par value)        Paul T. Canarick                      253,725   (1)               8.77%
                        Beverly Ann Gehlmeyer                  31,269   (2)               1.08%
                        Howard Thomas Hogan, Jr.               36,829   (3)               1.27%
                        J. William Johnson                     55,103   (4)               1.89%
                        J. Douglas Maxwell, Jr.                 9,575   (5)                .33%
                        John R. Miller III                      2,008                      .07%
                        Walter C. Teagle III                   15,750   (6)                .54%
                        Mark D. Curtis                          3,258   (7)                .11%
                        Arthur J. Lupinacci, Jr.               24,296   (8)                .83%
                        Donald L. Manfredonia                  16,401   (9)                .56%
                        Joseph G. Perri                        12,375  (10)                .43%
                        Directors and Executive
                        Officers as a group                   474,481  (11)              16.38%


(1) Including 236,970 shares in the names of Sidney Canarick and Jean C. Canarick (Mr. Paul T. Canarick's parents) as trustees under a Trust
     Agreement dated May 27, 1992; and 10,575 shares in the name of Jean C. Canarick, Mr. Paul T. Canarick's mother.

(2)  Including  2,915  shares  in  the  name  of  Robert  Val  Gehlmeyer,   Mrs.
     Gehlmeyer's husband, and 5,283 shares in the name of Gehlmeyer & Gehlmeyer, P.C. Retirement Trust.

(3) Including 16,515 shares in the name of Mr. Hogan as Trustee for the benefit of his children, Howard, Kathryn, and Margaret Hogan, and 861 shares in the name of Mr. Hogan as Trustee for the Hogan Family Trust.

(4) Including 1,224 shares in the name of Gail G. Johnson, Mr. Johnson's wife; 3,079 shares held in Mr. Johnson's individual retirement account; and 20,869 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(5)  Including 5,625 shares held in Mr. Maxwell's retirement account.

(6) Including 225 shares in the name of Janet D. Teagle, Mr. Teagle's wife; and 675 shares each (totaling 2,025 shares) held for the benefit of W. Clark Teagle IV, Clifton D. Teagle and Janet W. Teagle, Mr. Teagle's children.

(7) Including 300 shares held in Mr. Curtis's individual retirement account; 158 shares in the name of Mr. Curtis as custodian for the benefit of Heather M. Curtis, Mr. Curtis's daughter; and 2,800 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(8) Including 20,050 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(9) Including 12,041 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(10) Including 500 shares held in Mr. Perri's individual retirement account; and 11,875 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(11) Including 78,797 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

                             ELECTION OF DIRECTORS

     The Board of Directors of the Corporation presently consists of eight members classified into two classes, Class I with four members and Class II with four members, with each director to serve a two-year term. Only one class of directors is elected at each annual meeting of stockholders. The following table sets forth the present composition of the Board.

                                                          Expiration
         Name                              Class           of Term
         -----------------------           -----          ----------
         Allen E. Busching                  II               2002
         Paul T. Canarick                   II               2002
         Beverly Ann Gehlmeyer              II               2002
         Howard Thomas Hogan, Jr.           I                2001
         J. William Johnson                 II               2002
         J. Douglas Maxwell, Jr.            I                2001
         John R. Miller III                 I                2001
         Walter C. Teagle III               I                2001

     The nominees for election at this meeting will be the Class I directors. It is intended that shares represented by properly executed proxies will be voted at the meeting in accordance with the marking indicated thereon and, in the absence of contrary indication, for the re-election of Messrs. Hogan, Maxwell, Miller and Teagle, each to hold office until the 2003 Annual Meeting of Stockholders or until his successor is elected and qualified. If at the time of the 2001 Annual Meeting any of the nominees named above is not available to serve as a director (an event which management does not now anticipate), the proxies will be voted for the election as director of such other person or persons as the Board of Directors may designate.

        The Board of Directors recommends a vote FOR all named nominees.

     Information about the nominees and directors continuing in office follows. The year set forth for each director is the year in which the person named became a director of the Bank. Mrs. Gehlmeyer and Messrs. Hogan, Johnson, and Miller became directors of the Corporation upon its formation in 1984. Messrs. Busching, Canarick, Maxwell and Teagle became directors of the Corporation and the Bank in the years set forth next to their names.

                             Principal Occupations for Last                      Director
Name                         5 Years and Other Directorships                     Since
-------------------          -------------------------------                     ---------
Allen E. Busching            Principal,                                          1999
(Age 69)                       B&B Capital
                               (Consulting and Private Investment);
                               (formerly: Managing Director,
                               Unitech p.l.c., Reading, England;
                               Chairman of the Board, President, and
                               Chief Executive Officer, Lambda
                               Electronics, Inc. (formerly Veco Instruments));
                               Trustee, North Shore-Long Island Jewish
                               Health Systems, Inc.

Paul T. Canarick             President and Principal,                            1992
(Age 44)                       Paul Todd, Inc.
                               (Construction Company)

Beverly Ann Gehlmeyer        Tax Manager and Principal,                          1978
(Age 69)                       Gehlmeyer & Gehlmeyer, P.C.
                               (Certified Public Accounting Firm)

Howard Thomas Hogan, Jr.     Hogan & Hogan, Lawyer                               1978
(Age 56)                       (Private Practice)

J. William Johnson           Chairman of the Board, President,                   1979
(Age 60)                       and Chief Executive Officer,
                               The First of Long Island Corporation;
                               Chairman of the Board, President,
                               and Chief Executive Officer,
                               The First National Bank of Long Island;
                               Director, Independent Bankers Association
                               of New York State

J. Douglas Maxwell, Jr.      Chairman, Chief Executive Officer and Director,     1987
(Age 59)                       NIRx Medical Technologies Corp.
                               (Medical Technology);
                               (formerly Chairman of the Board and Chief
                               Executive Officer, Swissray Empower, Inc.,
                               a Medical Imaging Distributor);
                               Director, Slater Development Corp. and
                               Police Relief Association of Nassau County

                             Principal Occupations for Last                      Director
Name                         5 Years and Other Directorships                     Since
-------------------        -------------------------------                     ---------
John R. Miller III           President and Chief Executive Officer,                1982
(Age 60)                       Equal Opportunity Publications, Inc.
                               (Publishing);
                               Director, The Middleby Corporation and
                               Middleby Marshall, Inc.

Walter C. Teagle III         Executive Vice President and Director,                1996
(Age 51)                       Lexent, Inc.
                               (Design, Deployment, and Maintenance
                               of Networks for Telecommunications
                               Industry);
                               (formerly President, Chief Executive Officer,
                               and Director, Metro Design Systems, Inc.,
                               an Engineering Design Services Firm);
                               President, Chief Investment Officer,
                               and Director, Teagle Management, Inc.
                               (Private Investment Firm)

                            COMPENSATION OF DIRECTORS

     All of the members of the Board of Directors of the Corporation also serve on the Board of Directors of the Bank. Directors are paid for their services as directors of the Bank and of the Corporation. Directors of the Corporation are paid a quarterly retainer of $1,000. The Board of Directors of the Bank currently holds 12 regular meetings a year and such special meetings as deemed advisable to review significant matters. Directors of the Bank are paid $1,000 for each regularly scheduled Board meeting, provided they attend at least ten meetings. If a director attends less than ten meetings, the director is paid $1,000 for each meeting attended. In addition, directors of the Corporation and the Bank are generally paid $500 for each special Board meeting and $100 for each telephone Board meeting.

     The Chairman of the Corporation's Nominating Committee receives an annual retainer of $700, and other committee members receive annual retainers of $250. The Chairmen of the Bank's Compensation, Compliance, and Board Trust Committees are each paid an annual retainer of $1,700, and other members of these committees are paid annual retainers of $700. The Chairman of the Bank's Loan Committee receives an annual retainer of $1,700, and other committee members receive annual retainers of $250. In addition, the Chairman and all other members of the Bank's Loan Committee receive $250 per meeting. The Bank's
Examining and Trust Audit Committees consist of the same four independent directors, with the Chairman being paid an annual retainer or $1,700 and other members paid an annual retainer of $700 for service on both committees. Neither the Chairman nor the other members of the Pension Plan Committee receive fees for their services. Mr. Johnson does not receive director fees or committee fees from the Bank or the Corporation.

     In the past, non-employee directors of the Corporation have not been eligible to receive any stock options under the Corporation's Stock Option and Appreciation Rights Plan (the "Stock Option Plan"). The Board of Directors of the Corporation has approved an amendment of the Stock Option Plan to allow for the granting of stock options to non-employee directors of the Corporation. The amendment, which is subject to stockholder approval, is discussed in the proposal by the Board of Directors that follows later in this Proxy Statement.

                          BOARD COMMITTEES AND MEETINGS

     The Board of Directors of the Corporation has two committees: the Compensation and Stock Option Committee and the Nominating Committee.

     The Compensation and Stock Option Committee is responsible for determining an appropriate level of compensation for the Corporation's Chief Executive Officer and administering the Corporation's Stock Option Plan. Administration of the Stock Option Plan includes the selection of optionees and the determination of the timing, duration, amount and type of each award. The Committee consists of J. Douglas Maxwell, Jr., Beverly Ann Gehlmeyer and John R. Miller III. Under the proposed amendment to the Stock Option Plan (see discussion of proposal that follows), members of the Committee as well as all other non-employee directors of the Corporation would be eligible for stock option grants under the Stock Option Plan. The Committee met five times during 2000.

     The Nominating Committee is responsible for the nomination of individuals to the Board of Directors of the Corporation and the Bank. The members of the Nominating Committee are Beverly Ann Gehlmeyer, Walter C. Teagle III, and John
R. Miller III. The Nominating Committee will consider nominees proposed by stockholders in accordance with the provisions of the Corporation's bylaws establishing the information and notice requirements for such nominations. The Committee met once during 2000.

     The Board of Directors of the Bank currently has seven committees: an Examining Committee, a Trust Audit Committee, a Compensation Committee, a Compliance and Community Reinvestment Act Committee, a Board Trust Committee, a Loan Committee, and a Pension Plan Committee.

     Among other things, the Examining Committee: (1) meets with the Corporation's independent public accountants and reviews with them the results of their annual audit of the Corporation's financial statements, including any recommendations the accountants may have with respect to internal controls or other business matters; (2) reviews the plan, scope and results of internal audits performed by both the Bank's in-house audit staff and independent external firms; (3) reviews the results of examinations performed by regulatory authorities; and (4) is responsible for insuring that the Bank fulfills the annual audit and management reporting requirements of Section 112 of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"). The members of the Examining Committee are Beverly Ann Gehlmeyer, John R. Miller III, Paul T. Canarick, and Walter C. Teagle III. During 2000, the Committee held five meetings.

     With respect to audits of the Bank's Trust Department, the Trust Audit Committee meets with the auditors and reviews with them the nature, extent and results of their audit effort. The members of the Trust Audit Committee are Beverly Ann Gehlmeyer, John R. Miller III, Paul T. Canarick, and Walter C. Teagle III. During 2000, the Committee held three meetings.

     The Compensation Committee recommends to the full Board salary policy, management succession, compensation of officers, incentive compensation, and employee benefits. The members of the Compensation Committee are J. Douglas Maxwell, Jr., John R. Miller III and Beverly Ann Gehlmeyer. During 2000, the Committee held eight meetings.

     The Compliance and Community Reinvestment Act Committee is responsible for reviewing the Bank's performance of its obligations under the various laws and regulations affecting consumers, including the Federal Community Reinvestment Act. The members of the Committee are John R. Miller III and Howard

Thomas Hogan, Jr. The Committee met four times during 2000, and each meeting was attended by one or more officers of the Bank whose duties relate to compliance with such laws and regulations.

     The Board Trust Committee is responsible for reviewing the activities of the Trust and Investment Services Department including the handling of fiduciary relationships, investment management activities, and compliance. The members of the Committee are J. Douglas Maxwell, Jr., Allen E. Busching, and J. William Johnson. During 2000, the Committee held four meetings.

     The Loan Committee consists of members who, except for Mr. Johnson, are not officers of the Bank. Two members of the Loan Committee meet with the officers of the Bank to review and approve substantial loans and the entire committee meets on a quarterly basis to review the overall portfolio. The members of the Loan Committee are Paul T. Canarick, Beverly Ann Gehlmeyer, Howard Thomas Hogan, Jr., J. Douglas Maxwell, Jr., J. William Johnson, and Allen E. Busching. Including the meetings to approve large loans, the Committee held thirty meetings in 2000.

     The Pension Plan Committee has the authority to take such action with respect to the Bank's Pension Plan and Supplemental Executive Retirement Plan as may be necessary or advisable to be taken between regular meetings of the Bank's Board of Directors. The members of the Pension Plan Committee are J. Douglas Maxwell Jr., Beverly Ann Gehlmeyer, and John R. Miller III. Paul T. Canarick is an alternate member of this Committee with the right to replace any absent member of the Committee at any meeting thereof. The Committee did not meet in 2000.

                       MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Corporation held nine regular meetings and one special meeting during 2000. When meetings of both the Corporation and the Bank are considered, each director attended at least 75% of the aggregate number of Board meetings and committee meetings on which such director served. With respect to meetings of the Corporation only, each director attended at least 75% of the aggregate number of Board meetings and committee meetings on which such director served except for Mr. Teagle.

                                   MANAGEMENT

     The following tables contain information about the executive officers of the Corporation and the Bank.

Executive Officers                                                      Term of         Officer
of the Corporation             Age          Present Capacity            Office          Since
------------------             ---          ----------------            ---------       -------
J. William Johnson              60          Chairman of the Board,       3 yrs.          1984
                                            President, and Chief
                                            Executive Officer
Arthur J. Lupinacci, Jr.        60          Executive Vice President     1.5 yrs.        1985
                                            and Chief Administrative
                                            Officer
Mark D. Curtis                  46          Senior Vice President        1 yr.           1997
                                            and Treasurer
Brian J. Keeney                 52          Senior Vice President        1 yr.           2000
Richard Kick                    43          Senior Vice President        1 yr.           1991
Donald L. Manfredonia           49          Senior Vice President        1 yr.           1987
Joseph G. Perri                 49          Senior Vice President        1 yr.           1990
                                            and Secretary

Executive Officers                                                      Term of         Officer
of the Bank                    Age          Present Capacity            Office          Since
------------------             ---          ----------------            ---------       -------
J. William Johnson              60          Chairman of the Board,       1 yr.           1979
                                            President, and Chief
                                            Executive Officer
Arthur J. Lupinacci, Jr.        60          Executive Vice President     1 yr.           1985
                                            and Chief Administrative
                                            Officer
Donald L. Manfredonia           49          Executive Vice President     1 yr.           1982
Joseph G. Perri                 49          Executive Vice President     1 yr.           1990
Mark D. Curtis                  46          Senior Vice President,       1 yr.           1997
                                            Chief Financial Officer
                                            and Cashier
Brian J. Keeney                 52          Senior Vice President        1 yr.           2000
Richard Kick                    43          Senior Vice President        1 yr.           1991

     Messrs. Curtis and Keeney have been employed by the Corporation and the Bank for less than five years. From September 1998 to March 2000, Mr. Keeney was President and Chief Executive Officer of The Rockefeller Trust Company. From December 1996 to September 1998, he was Chairman of the Board, President & Chief Executive Officer of Fidelity Management Trust Company of New York and from January 1992 to November 1996, he was Senior Vice President and Chief Operating Officer of U.S. Trust Company of New Jersey. Previously, he held various positions with U.S. Trust Company of New York, Irving Trust Company, and The Chase Manhattan Bank, N.A.

     During 1996, Mr. Curtis was a consultant in the banking industry. From 1988 through 1995, he was employed by Gateway State Bank, most recently as Executive Vice President, Chief Financial Officer and Secretary. Previously, he was Senior Audit Manager at KPMG Peat Marwick, NY.

                       BOARD COMPENSATION COMMITTEE REPORT

     The Corporation's executive compensation program is administered by the Compensation and Stock Option Committee of the Corporation's Board of Directors and the Compensation Committee of the Bank's Board of Directors (the "Committees"). Both Committees consist of the same three independent directors, who are not employed by the Bank or the Corporation.

     Compensation for executive officers consists of direct salary, incentive bonuses paid under the Bank's Incentive Compensation Plan, and stock options and appreciation rights awarded under the Corporation's Stock Option and Appreciation Rights Plan. The payment or awarding of compensation is approved by the Committees. Following approval by the Committees, the full Boards of Directors of the Corporation and the Bank approve the salary package for all executive officers and review the proposed payment of incentive compensation and granting of stock options.

     The Committees adhere to the practice that compensation for executive officers be directly and materially linked to bank performance, individual performance, and to what is paid to individuals in similar positions within the industry. As such, (1) salaries are related to the Bank in light of overall Bank performance; (2) incentive compensation, an objective means of rewarding individual performance, is paid pursuant to the Incentive Compensation Plan based on achievement by the individual of objective goals and the Bank's performance with respect to profitability and financial strength; and (3) base salary and incentive compensation for executive officers is compared to the amounts of such compensation paid to individuals with reasonably similar responsibilities employed by banks that are similar in size and scope to the Corporation. In addition, from time to time the Corporation retains outside consultants to determine the appropriateness of executive officer compensation.

     Regarding Mr. Johnson's compensation, the Committees have considered, in addition to the factors described above, the profitability and growth of the Corporation during Mr. Johnson's tenure as Chief Executive Officer.

                                                  J. Douglas Maxwell, Jr.
                                                  John R. Miller III
                                                  Beverly Ann Gehlmeyer

                       COMPENSATION OF EXECUTIVE OFFICERS

     Furnished below is information with respect to the aggregate compensation paid or accrued during the fiscal year ended December 31, 2000 to the Chief Executive Officer and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services rendered to the Corporation or the Bank. This information is provided pursuant to the Securities and Exchange Commission executive compensation disclosure rules for proxy statements. All of the listed officers are also officers of the Corporation but received salaries only from the Bank; no compensation for their employment, other than Stock Options or Stock Appreciation Rights ("SARs"), was received from the Corporation. A description of the Incentive Compensation Plan under which the bonuses were paid follows.


                           SUMMARY COMPENSATION TABLE

                                        Annual Compensation         Long-Term Compensation
                                   -----------------------------  ---------------------------
                                                                         Awards       Payouts
                                                                  ------------------- -------
                                                          Other   Restricted                   All Other
    Name and Principal                                   Compen-    Stock    Options/           Compen-
         Position           Year    Salary      Bonus    sation    Award(s)    SARs     LTIP   sation (2)
                                      ($)        ($)       ($)       ($)        #       ($)       ($)
            (a)              (b)      (c)        (d)       (e)       (f)       (g)      (h)       (i)
-----------------------     ----   --------   --------  --------  ---------- --------   -----  ----------
J. William Johnson          2000    $340,000   $94,200     See       None       3,200   None     $39,331
Chairman of the Board,      1999    $325,000   $98,735  Footnote     None       1,800   None     $38,409
Director, President and     1998    $307,000   $93,760     (1)       None       1,800   None     $36,914
Chief Executive Officer

Arthur J. Lupinacci, Jr.    2000    $201,000   $48,610     See       None       2,000   None     $23,252
 Executive Vice President   1999    $185,500   $47,715  Footnote     None       1,300   None     $21,923
 and Chief Administrative   1998    $178,500   $45,375     (1)       None       1,300   None     $21,463
 Officer

Donald L. Manfredonia       2000    $162,000   $33,050     See       None       1,600   None     $16,291
Senior Vice President       1999    $150,000   $40,770  Footnote     None       1,000   None     $15,459
                            1998    $135,500   $31,575     (1)       None         800   None     $13,886

Joseph G. Perri             2000    $151,000   $31,050     See       None       1,200   None     $15,185
Senior Vice President       1999    $134,000   $36,950  Footnote     None         800   None     $13,810
 and Secretary              1998    $128,000   $28,200     (1)       None         800   None     $13,117

Mark D. Curtis              2000    $140,000   $27,300     See       None       1,200   None     $14,078
Senior Vice President       1999    $125,000   $25,350  Footnote     None         800   None     $12,883
 and Treasurer              1998    $114,000   $21,400     (1)       None         800   None     $11,514
----------------------------------------------------------------------------------------------------------

(1) Other annual compensation excludes the value of perquisites and other personal benefits since the Corporation and the Bank have concluded that for the named executive officers the aggregate amount of such compensation does not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported in columns (c) and (d).

(2) All other compensation for 2000 (column (i) of the "Summary Compensation Table") includes the following amounts either paid for or contributed on behalf of the named executive officers. The 401(k) and profit sharing contributions shown in the table include amounts paid under the Bank's Profit Sharing and Supplemental Executive Retirement ("SERP") Plans.

                                   Life       401(k)         Profit
                                Insurance    Matching       Sharing
Name                             Premiums  Contributions  Contributions   Total
-----------------------         ---------  -------------  -------------  -------
J. William Johnson...........      $8,731       $6,800       $23,800     $39,331
Arthur J. Lupinacci, Jr. ....      $5,162       $4,020       $14,070     $23,252
Donald L. Manfredonia .......      $1,711       $3,240       $11,340     $16,291
Joseph G. Perri .............      $1,595       $3,020       $10,570     $15,185
Mark D. Curtis ..............      $1,478       $2,800        $9,800     $14,078


                         COMPENSATION PURSUANT TO PLANS

Pension Plan

     The Bank is a participant in the New York State Bankers Retirement System Pension Plan ("Plan") and maintains the SERP described below. Set forth in the table that follows are total estimated annual benefits payable under the Plan and SERP upon retirement based on various levels of compensation and years of service.

                                            Years of Creditable Service
Average Annual     ---------------------------------------------------------------------------
 Compensation         10           15            20           25           30            35
--------------     --------      --------     --------     --------      --------     --------
   $100,000        $ 15,780      $ 23,670     $ 31,560     $ 39,450      $ 47,339     $ 55,229
   $125,000        $ 20,155      $ 30,232     $ 40,310     $ 50,387      $ 60,464     $ 70,542
   $150,000        $ 24,530      $ 36,795     $ 49,060     $ 61,325      $ 73,589     $ 85,854
   $175,000        $ 28,905      $ 43,357     $ 57,810     $ 72,262      $ 86,714     $101,167
   $200,000        $ 33,280      $ 49,920     $ 66,560     $ 83,200      $ 99,839     $116,479
   $225,000        % 37,655      $ 56,482     $ 75,310     $ 94,137      $112,964     $131,792
   $250,000        $ 42,030      $ 63,045     $ 84,060     $105,075      $126,089     $147,104
   $300,000        $ 50,780      $ 76,170     $101,560     $126,950      $152,339     $177,729
   $400,000        $ 68,280      $102,420     $136,560     $170,700      $204,839     $238,979
   $500,000        $ 85,780      $128,670     $171,650     $214,450      $257,339     $300,229
   $600,000        $103,280      $154,920     $206,560     $258,200      $309,839     $361,479

     The Plan covers employees who are over the age of 21 years and have been employed for over one year. The normal retirement age is 65 and early retirement with reduced benefits is available at age 55. However, an unreduced benefit is available at age 62 or above to a participant with at least 10 years of service whose employment terminates after age 55 and who begins receiving benefits after attaining age 62. Upon retirement, each participant is paid a benefit in the form of a joint and survivor annuity computed by (i) multiplying the participant's final average compensation (the average of the participant's Annual Earnings, as defined, during the five highest consecutive years of employment) by the product of 1.75 percent and the participant's credited years of service (to a maximum of 35 years), (ii) adding 1.25 percent of average compensation times the participant's credited years of service in excess of 35 years (up to five such years), and (iii) subtracting the product of .49 percent of the participant's final three year average compensation (limited to covered compensation) and the participant's credited years of service (to a maximum of 35 years). The .49 percent represents the minimum Social Security offset to the pension benefit.

     The Bank makes annual payments to a trust fund, computed on an actuarial basis, to fund these benefits. No contribution is required for the plan year ended September 30, 2001 because the plan has reached the full funding limitation. A contribution of $328,554 was required for the plan year ended September 30, 2000. Employees also make contributions of 2 percent of their compensation. An employee becomes fully vested after 4 years of participation in the Plan. No vesting occurs during that 4-year period.

     The compensation covered by the Plan includes: (1) salary and bonus as set forth in the "Summary Compensation Table"; (2) value realized from the exercise of stock appreciation rights; and (3) generally all other taxable compensation except that resulting from the Bank's contributions to the SERP or reimbursement for taxes on SERP earnings and amounts realized after April 15, 1998 from the exercise of disqualified incentive stock options. Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. Any benefits which may be above the limits under these sections would be payable under the SERP.

     The credited years of service, for purposes of calculating benefits, for the executive officers of the Bank named in the Summary Compensation Table and all executive officers of the Bank as a group are as follows: Mr. Johnson - 20 years; Mr. Lupinacci - 14 years; Mr. Manfredonia - 17 years; Mr. Perri - 9 years; Mr. Curtis - 3 years; and all executive officers as a group - 71 years.

Supplemental Executive Retirement Plan

     On August 3, 1995, the Corporation adopted The First National Bank of Long Island Supplemental Executive Retirement Plan ("SERP"). The SERP provides benefits that would have been provided under the Pension Plan and Profit Sharing Plan, in the absence of Internal Revenue Code ("IRC") limitations, to certain employees whose benefits under those plans are limited by the IRC. The
Compensation Committee of the Board of Directors designates the employees eligible to participate in the SERP.

     Supplemental retirement program and profit sharing plan contributions under the SERP are made to a "secular trust" for the benefit of the participants. Amounts contributed to the secular trust are not subject to the claims of creditors of the Bank. Accordingly, the contributions are taxable to each participant and deductible by the Bank when made. Trust income is also taxable to each participant. Taxes are withheld from the contributions to pay each participant's taxes. In addition, the Bank makes tax payments in an amount sufficient to cover each participant's taxes on both the trust income and the tax payment.

     The SERP and related secular trust are intended to meet the requirements of the Employee Retirement Income Security Act (ERISA) as they pertain to vesting, reporting and disclosure information.

Profit Sharing Plan

     The First National Bank of Long Island Profit Sharing Plan (the "Profit Sharing Plan") covers all employees who have reached age 21 and have one year of service. The amount contributed for each plan year is within the discretion of the Bank, subject to the limitations of federal law. For 2000, the Bank chose to contribute approximately $446,000 which is approximately 3.5% of its pre-tax profits. This "Employer

Contribution", when made, is allocated, along with any forfeitures attributable to that year, among the participants in proportion to their annual compensation.

     The Profit Sharing Plan has a salary reduction provision. Under this "401(k)" arrangement, participants may elect to make a pre-tax contribution not exceeding the lesser of $10,500 or 10% of their compensation for the year ("Salary Reduction Contributions"). Salary Reduction Contributions are matched at the end of the year by the Bank in an amount equal to 50% of the Salary
Reduction  Contributions  but  only to the  extent  that  the  Salary  Reduction
Contributions do not exceed 4% of compensation ("Matching Contributions"). Therefore, the Matching Contributions for any year cannot exceed 2% of a participant's compensation. Total Matching Contributions for 2000 were approximately $113,000.

     Salary Reduction Contributions are fully and immediately vested. Employer Contributions and Matching Contributions vest at the rate of 20% for each year of participation in the Profit Sharing Plan so that after five years a participant is fully vested. Also, a participant becomes fully vested in Employer Contributions and Matching Contributions upon death or disability.

     Normal retirement age is 65, although the Profit Sharing Plan also contains provisions allowing pre-termination withdrawals and loans under certain circumstances. The amount of retirement benefits will depend upon the accumulation of contributions and forfeitures and the investment performance of the Plan. The amount allocated under the Profit Sharing Plan and related SERP to the account of the Chief Executive Officer for 2000 and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services to the Corporation or the Bank in 2000 is set forth in footnote (2) to the "Summary Compensation Table."

Retirement Plan For Directors

     On June 18, 1991, the Board of Directors of the Bank adopted The First National Bank of Long Island Retirement Plan for Directors (the "Retirement Plan"). In order to be eligible to receive benefits under the Retirement Plan, a retired director must have served on the Board of Directors for three (3) years and, except in the case of retirement due to substantial physical disability, must have attained the age of sixty (60) years. Pursuant to the terms of the Retirement Plan, an eligible director receives a credit (the "Credit Percentage") of ten percent (10%) multiplied by the number of years of service on the Board, to a maximum of one hundred percent (100%). The annual benefit (the "Annual Benefit") under the Retirement Plan is equal to the monthly Board of Directors attendance fee in effect as of the date of the director's retirement, multiplied by twelve (12) and then multiplied by the Credit
Percentage. The Annual Benefit is payable for a period of seven (7) years from the date of retirement (the "Payment Period"), in quarterly installments. In the event of the death of a director or a retired director, the surviving spouse of such director shall be entitled to receive an annual payment equal to seventy-five percent (75%) of the Annual Benefit, calculated as set forth above, and payable over the remainder of the applicable Payment Period.

     In February 2001, the Board of Directors of the Corporation approved amending the Stock Option Plan to allow for the granting of stock options to non-employee directors. The amendment, which is subject to stockholder approval, is discussed in the proposal by the Board of Directors that follows later in this Proxy Statement. Upon approval of the amendment by stockholders, the Retirement Plan will terminate effective December 31, 2000, the benefits earned by directors under the Retirement Plan for services rendered through December 31, 2000 will be frozen, and the ability of directors to earn additional benefits under the Retirement Plan will be discontinued.

Incentive Compensation Plan

     The executive officers of the Bank are eligible for compensation under the Bank's Incentive Compensation Plan (the "Plan") described in the Board Compensation Committee Report herein. Incentive compensation paid to the Chief Executive Officer for 2000 and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services to the Corporation or the Bank in 2000 is set forth in the "Summary Compensation Table."

Stock Option and Appreciation Rights Plan

     The Corporation's 1986 Stock Option and Appreciation Rights Plan (the "1986 Plan") expired on January 21, 1996. The 1986 Plan was adopted by the Board of Directors in January 1986 and approved by the stockholders in April 1986 as a Stock Option Plan and subsequently was amended to include provisions for the granting of Stock Appreciation Rights ("SARs"), which amendment was adopted by the Board of Directors in May 1988 and approved by the stockholders in April 1989.

     In January 1996, the Board of Directors unanimously adopted a new plan entitled The First of Long Island Corporation Stock Option and Appreciation Rights Plan (the "Stock Option Plan") as a successor to the 1986 Plan. The Corporation's stockholders approved the 1996 Stock Option Plan in April 1996. In February 2001, and subject to stockholder approval, the Board of Directors unanimously approved an amendment of the Stock Option Plan to allow for the granting of stock options to non-employee directors and limit the number of stock options and stock appreciation rights that can be granted to any one person in any one fiscal year to 25,000. Except for this amendment, the terms of the Stock Option Plan are substantially identical to the terms of the 1986 Plan.

     Under the Stock Option Plan, options to purchase up to 360,000 shares of common stock were made available for grant to key employees and, as amended, non-employee directors of the Corporation and its subsidiaries through January 15, 2006. Each option granted under the Stock Option Plan is granted at a price equal to the fair market value of one share of the Corporation's stock on the date of grant. Options granted on or before December 31, 2000 are exercisable in whole or in part commencing six months from the date of grant and ending ten years after the date of grant. The Corporation currently intends that options granted after December 31, 2000 will be exercisable in whole or in part commencing three years from the date of grant and ending ten years after the date of grant. The date on which options first become exercisable is subject to acceleration in the event of a change in control, retirement, death, disability, and certain other limited circumstances.

     Each option granted to an employee under the Stock Option Plan may be granted with or without a SAR attached. The Stock Option Plan also provides for the granting of stand-alone SARs to employees. Under the proposed amendment to the Stock Option Plan, each option granted to a non-employee director would be granted without an attached SAR and non-employee directors would not be eligible for grants of stand-alone SARs. An employee who is granted an option with a SAR attached may elect to exercise either the option or the SAR, at which point the related SAR or option shall be deemed to have been cancelled. If a SAR is exercised, the participant is entitled to a payment equal to the amount by which the fair market value of the shares of the Common Stock allocable to the SAR on the exercise date exceeds the fair market value of such shares on the date of grant. Payment to a holder who exercises a SAR is made in cash. Unexercised options which expire or terminate are again available for grant, but options cancelled because an attached SAR was exercised are not again available for grant.

     Options may be granted under the Stock Option Plan as incentive stock options ("ISOs") qualified under Section 422 of the Internal Revenue Code or as non-qualified stock options ("NQSOs"). Generally, options and SARs have a maximum duration of 10 years. The total fair market value of stock, determined as of the date of grant of the option, for which ISOs are first exercisable by a holder in any year is limited to $100,000. A holder may elect to exercise options or SARs in any order without regard to the date on which the options or SARs were granted.

     Options and SARs are not transferable, except upon death (i) by will, (ii) by the laws of descent and distribution, or (iii) by beneficiary designation. The purchase price for the Common Stock must be paid in full in either common stock of the Corporation or cash when an option is exercised. Generally, options and SARs are exercisable only during the holder's continued employment or service as a director with the Corporation or the Bank. However, in accordance with the terms of the Stock Option Plan and/or administrative guidelines adopted by the Compensation and Stock Option Committee, there are additional limited periods following termination of employment or service as a director during which options or SARs may be exercised in the event employment or service is terminated as a result of resignation, death, disability, retirement, or a change in control of the Corporation.

     Subject to the provisions of applicable law and the terms of the Stock Option Plan, the designation of those officers and non-employee directors who will be granted options, or those officers who will be granted SARs, as well as the terms of the options or SARs granted, is solely within the discretion of the Compensation and Stock Option Committee which administers the Stock Option Plan. No consideration is received by the Corporation or the Bank for the granting of options or SARs.

     During 2000, ISOs to purchase 23,100 shares were granted under the Stock Option Plan at a per share, weighted average exercise price of $30.09. The following table shows, as to the executive officers named in the "Summary Compensation Table", information for 2000 with respect to the options granted.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                Individual Grants
-----------------------------------------------------------------------------
                                           Percent of                          Potential Realizable
                                              Total                              Value at Assumed
                                            Options/                             Annual Rates of
                                             SARs                                 Stock Price
                                 Options/  Granted to                              Appreciation
                                   SARs    Employees   Exercise or                For Option Term
                                 Granted   in Fiscal   Base Price  Expiration  -------------------
           Name                    (#)       Year        ($/Sh)      Date       5% ($)     10% ($)
           (a)                     (b)        (c)         (d)         (e)        (f)         (g)
-----------------------          -------   ---------   ----------  ----------  -------    --------
J. William Johnson .............. 3,200     13.85%      $29.97      1/17/10    $60,314    $152,846
Arthur J. Lupinacci, Jr. ........ 2,000      8.66%      $29.97      1/17/10    $37,696    $ 95,529
Donald L. Manfredonia ........... 1,600      6.93%      $29.97      1/17/10    $30,157    $ 76,423
Joseph G. Perri ................. 1,200      5.19%      $29.97      1/17/10    $22,618    $ 57,317
Mark D. Curtis .................. 1,200      5.19%      $29.97      1/17/10    $22,618    $ 57,317

     The following table sets forth the aggregated options/SARs exercised in the last fiscal year and the aggregated number and value of unexercised options and SARs at December 31, 2000 for each of the executive officers named in the "Summary Compensation Table."

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES

                                                                     Number of           Value of
                                                                   Unexercised         Unexercised
                                                                   Options/SARs        In-the-Money
                                     Shares          Value      at Fiscal Year-End     Options/SARs
                                   Acquired on     Realized   (all are exercisable)  at Fiscal Year-
                Name              Exercise (#)        ($)              (#)               End ($)
                (a)                    (b)            (c)              (d)                 (e)
--------------------------------  ------------     --------   --------------------   ---------------
J. William Johnson .............      6,706        $114,599            20,869            $281,357
Arthur J. Lupinacci, Jr.........      2,700        $ 78,418            20,050            $358,189
Donald L. Manfredonia...........      1,575        $ 40,259            12,041            $201,013
Joseph G. Perri.................        900        $ 25,718            11,875            $210,113
Mark D. Curtis..................         --              --             2,800            $ 10,236

     There were no long-term incentive plan awards granted in the last fiscal year.

Employment Contracts

     Messrs. Johnson and Lupinacci have employment contracts with the Corporation pursuant to which Mr. Johnson is employed in the position of President and Chief Executive Officer of the Corporation and Mr. Lupinacci is employed in the position of Executive Vice President of the Corporation. In addition, each of these officers is also employed in such other senior executive positions of the Corporation or the Bank as may be determined by the Board of Directors of the Corporation or the Bank. Mr. Johnson's contract has a term of three years effective January 1, 2001 and Mr. Lupinacci's contract has a term of eighteen months effective July 1, 2000. The term of each of these contracts is automatically extended at the expiration of each year for an additional period of one year, thus resulting in a new three-year term for Mr. Johnson and a new eighteen-month term for Mr. Lupinacci. Mr. Johnson's contract currently provides for a base annual salary of $357,000 and Mr. Lupinacci's contract provides for a base annual salary of $215,000 to be paid by the Corporation or the Bank. The base annual salary for Mr. Johnson includes services as a director of the Corporation and the Bank.

     Under these contracts, Messrs. Johnson and Lupinacci are entitled to severance compensation. In the event of a termination of employment following a change of control or generally upon an involuntary termination of employment, Mr. Johnson is entitled to receive a single sum payment equal to three (3) times the base annual salary under his contract, together with continued insurance coverage, and Mr. Lupinacci is entitled to receive a single sum payment equal to one and one-half (1.5) times the base annual salary under his contract, together with continued insurance coverage.

Severance Agreements

     Messrs. Manfredonia, Perri, and Curtis each have a severance agreement with the Corporation. Each such agreement has a term of one year effective July 1, 2000. The term of each agreement is automatically renewed for additional one-year terms, unless the Board of Directors of the Corporation chooses not to renew and notifies the officer at least thirty days prior to the end of a term. Each officer's agreement entitles him to a "Termination Payment" and continued health insurance coverage for a period of twelve months in the event that the officer's employment is terminated within twenty-four months following a Change of Control Event, as defined, or, under certain circumstances, following the acquisition of more than 20% of the voting shares of the Corporation by any entity, person, or group. The Termination Payment and continued health insurance coverage also apply if the officer resigns for Good Reason, as defined, within twenty-four months after a Change of Control Event. The Termination Payment for Messrs. Manfredonia, Perri, and Curtis is equal to 125%, 100%, and 100%, respectively, of his then current annual base salary. Alternatively, each officer's agreement entitles him to a payment in the amount of 66 2/3% of the Termination Payment and continued health insurance coverage in the event that the officer resigns for any reason during the period beginning on the thirty-first day after a Change of Control Event and ending on the sixtieth day after such event.

                                PERFORMANCE GRAPH

     The following graph compares the Corporation's total stockholder return over a 5-year measurement period with (i) the NASDAQ Market Index, and (ii) the National Commercial Banks Index*.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                               1/1/96     12/31/96      12/31/97      12/31/98     12/31/99      12/31/00
                              --------   ----------    ----------    ----------   ----------    ----------
The First of Long Island       $100.00    $116.20       $212.93       $235.20      $158.31       $211.99
National Commercial Banks      $100.00    $140.46       $208.90       $225.56      $191.69       $221.85
NASDAQ Market Index            $100.00    $124.27       $152.00       $214.39      $378.12       $237.66

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      THE FIRST OF LONG ISLAND CORPORATION,
            NATIONAL COMMERCIAL BANKS INDEX, AND NASDAQ MARKET INDEX
                    Assumes $100 Invested on January 1, 1996
                           Assumes Dividend Reinvested
                       Fiscal Year Ended December 31, 2000

* The National Commercial Banks Index consists of nationally chartered commercial banks and certain other financial institutions which, on the basis of Standard Industrial Classification (S.I.C.) codes developed by the U.S. Office of Management and Budget, have been included in the same industry group as the Corporation.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

     In 1992, the Bank, as tenant, entered into a lease with Howard Thomas Hogan, Jr., a director of the Corporation and the Bank, covering premises in a building located in Locust Valley, New York, to be used as a branch office. The lease has a term of ten years and one month and expires on October 30, 2002. However, the Bank may cancel the lease at any time upon giving Mr. Hogan ninety days written notice. The lease provides for annual base rentals of $27,385 for the year ending October 30, 2001 and $28,207 for the year ending October 30, 2002. In addition to the base rent, the Bank is responsible for certain charges for real estate taxes and common area maintenance. The Corporation believes that the foregoing is comparable to the rent that would be charged by an unrelated third party.

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal stockholders of the Corporation and their associates. Such transactions, including borrowings and loan commitments, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and in the opinion of management do not involve more than a normal risk of collectibility, nor do they present other unfavorable features.

     Certain directors are officers, directors, partners, and/or stockholders of companies or partnerships which (or associates of which) may have been customers of the Bank in the ordinary course of business during 2000 and up to the present time. Additional transactions of this type may occur in the future. All such transactions were effected on substantially the same terms as comparable transactions with other persons.

                               EXAMINING COMMITTEE

Report of Examining Committee

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

     We have discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 "Communication with Audit Committees", as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have reviewed the written disclosures and letter from the independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committees", as amended, by the Independence Standard Board, and have discussed with the auditors the auditors' independence.

     Based on the review and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                                   Beverly Ann Gehlmeyer
                                                   Paul T. Canarick
                                                   John R. Miller III
                                                   Walter C. Teagle III

Examining Committee Charter and Independence

     The Examining Committee is governed by a written charter adopted by the Board of Directors of both the Corporation and the Bank (see Appendix A). All of the members of the Examining Committee are independent directors as defined in Marketplace Rule 4200(a)(14) of The Nasdaq Stock Market, Inc.

     The preceding report and information and the Examining Committee charter shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Act of 1934 (the "1934 Act"), except to the extent the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The consolidated financial statements for the year ended December 31, 2000 were examined by Arthur Andersen LLP. It is anticipated that the Board of Directors will reappoint Arthur Andersen LLP as the Corporation's independent public accountants for 2001. A representative of Arthur Andersen LLP will be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement and respond to appropriate questions from stockholders.

Audit Fees

     Arthur Andersen LLP billed the Corporation $82,500 for the following services performed with respect to the 2000 year: (1) professional services rendered for the audit of the Corporation's annual financial statements; (2) reviews of the financial statements included in the Corporation's Forms 10-Q;
(3) a reading of the Corporation's annual report on Form 10-K; (4) rendering an opinion on management's assertion about the effectiveness of the Bank's internal control structure over financial reporting; and (5) consultation on matters related to accounting and financial reporting.

All Other Fees

     Other than audit fees, the aggregate fees billed to the Corporation by Arthur Andersen LLP for the most recent fiscal year were $157,650. These fees, none of which were financial information systems design and implementation fees, include the amount paid to Arthur Andersen LLP for a special comprehensive audit of the Bank's Trust Department. The Examining Committee of the Board of Directors determined that the services performed by Arthur Andersen LLP other than audit services are not incompatible with Arthur Andersen LLP maintaining their independence.

          BOARD OF DIRECTORS PROPOSAL TO AUTHORIZE AN AMENDMENT OF THE
                        CORPORATION'S STOCK OPTION PLAN

                                (Item 2 on Proxy)

     The Corporation's Board of Directors has unanimously approved an amendment of the Stock Option Plan, subject to stockholder approval, to (1) allow for the granting of stock options to non-employee directors of the Corporation and (2) limit the number of stock options and stock appreciation rights that can be granted to any one person in one fiscal year to 25,000.

     Under the first part of the amendment of the Stock Option Plan, options granted to non-employee directors would not have stock appreciation rights attached and non-employee directors would not be granted stand-alone stock appreciation rights. Upon approval of the amendment by stockholders, The First

National Bank of Long Island Retirement Plan for Directors (the "Retirement Plan") will terminate effective December 31, 2000, benefits earned by directors under the Retirement Plan for services rendered through December 31, 2000 will be frozen, and the ability of directors to earn additional benefits under the Retirement Plan will be discontinued. In making its decision to terminate the Retirement Plan and approve the amendment of the Stock Option Plan, the Board considered its goal of directly linking the benefits received by directors to the value created for shareholders in the form of stock price appreciation.

     It is currently anticipated that the first time a stock option grant to non-employee directors will be considered is January 2002 for services rendered during the 2001 calendar year. It is also anticipated that the Board of Directors, in determining the number of options to be granted to any director, will consider, among other things, the compensation earned by the director during the calendar year, consisting solely of board and committee fees, and the Corporation's financial performance for the year with respect to its goals.

     Under the second part of the amendment of the Stock Option Plan, the aggregate number of stock options and stand-alone stock appreciation rights that may be granted to any one person in any one fiscal year is limited to 25,000. This part of the amendment is designed to ensure that future awards of stock-based compensation to key executives under the Stock Option Plan meet the definition of "Performance-Based Compensation" set forth in Section 162(m) of the Internal Revenue Code and are therefore not subject to the limit on deductibility specified in that Section.

     The proposed amendment of the Stock Option Plan requires an affirmative vote by the holders of a majority of the shares entitled to vote and represented at the meeting.

     The Board of Directors recommends a vote IN FAVOR OF this proposal.

                                  OTHER MATTERS

     The Board of Directors of the Corporation does not know of any matters for action by stockholders at the annual meeting other than the matters described in the notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of the printing hereof and which may properly come before the meeting. It is the intention of the persons named in the Proxy to vote such Proxy with respect to such matters in accordance with their best judgment.

     The entire expense of preparing, assembling and mailing the enclosed material will be borne by the Corporation. In addition to using the mails, directors, officers and employees of The First National Bank of Long Island (the "Bank"), a wholly-owned subsidiary of the Corporation, acting on behalf of the Corporation, and without extra compensation, may solicit proxies in person, by telephone or by facsimile.

                              STOCKHOLDER PROPOSALS

     Any proposals of stockholders intended to be submitted at the 2002 Annual Meeting of Stockholders must be received by the Chairman of the Board or the President no later than November 6, 2001 in order to be included in the proxy statement and form of proxy for such meeting. If the Corporation is not notified of a stockholder proposal by January 20, 2002, then the proxies held by management of the Corporation may provide the discretion to vote against such stockholder proposal, even though such proposal is not included in the proxy statement and form of proxy.

                         ANNUAL REPORTS TO STOCKHOLDERS

     Consolidated financial statements for the Corporation and the Bank are included in the Corporation's 2000 Annual Report to Stockholders, which was mailed with this Proxy Statement. In addition, copies of the 2000 Annual Report or the annual report on Form 10-K as filed with the Securities and Exchange Commission for 2000 will be sent to any stockholder upon written request without charge. Such request should be directed to Mark D. Curtis, Senior Vice President and Treasurer, at the Corporation's principal office, 10 Glen Head Road, Glen Head, New York, 11545. The financial statements contained in the Corporation's 2000 Annual Report are not part of this Proxy Statement.

                                         By Order of the Board of Directors



                                         Joseph G. Perri
March 6, 2001                            Senior Vice President and Secretary

                                   APPENDIX A

       THE FIRST OF LONG ISLAND CORPORATION AND THE FIRST NATIONAL BANK OF
                    LONG ISLAND EXAMINING COMMITTEE CHARTER

I.   PURPOSE

     The primary function of the Examining Committee is to assist the Board of Directors ("Board") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporations' system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Examining Committee should encourage continuous improvement of, and should foster adherence to, the bank's policies, procedures and practices at all levels. The Examining Committee's primary duties and responsibilities are to:

          Serve  as  an   independent   and  objective   party  to  monitor  the
          Corporation's financial reporting process and internal control system.

          Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

          Provide  an  open  avenue  of  communication   among  the  independent
          accountants, financial and senior management, the internal auditing department and the Board of Directors.

     The Examining Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     The Examining Committee shall be comprised of four directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by an outside firm.

     The members of the Committee shall be elected by the Board at the annual organization meeting of the Board and shall serve until the next annual organization meeting or until their successors shall be duly elected and qualified.

III. MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the Chief Auditor and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV.4 below.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Examining Committee shall:

     Documents/Reports Review

     1. Review with the Chief Auditor and the independent accountants the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

     2. Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     3.   Review and update the committee's charter annually.

     4. Review with financial management and the independent accountants the Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this.

     5. Review the financial statements contained in the annual report to shareholders with management and the independent accountants to determine that the independent accountants are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     Independent Accountants

     6. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. With regard to independence, take action to oversee the independence of the independent accountants. This would include, among other things: (1) receiving formal written statements from the independent accountants on a periodic basis which delineate all relationships between the independent accountants and the Corporation consistent with Independence Standards Board Standard 1; and (2) actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact their objectivity and independence.

     7. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     8. Provide sufficient opportunity for the internal auditors and independent accountants to meet with the members of the Examining Committee without members of management present. Among the items to be discussed in these meetings are the independent accountant's evaluation of the Corporation's financial, accounting and auditing personnel and the cooperation that the independent accountants received during the audit.

     Financial Reporting Processes

     9.   In  consultation  with the  independent  accountants  and the internal
          auditors,   review  the  integrity  of  the  Corporation's   financial
          reporting processes, both internal and external.

     10. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     11.  Consider  and  approve,   if   appropriate,   major   changes  to  the
          Corporation's auditing and accounting principles and practice as suggested by the independent accountants, management or the internal auditing department.

     Process Improvement

     12. Establish regular and separate systems of reporting to the Examining Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     13. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     14.  Review  any  significant   disagreement   among   management  and  the
          independent   accountants  or  the  internal  auditing  department  in
          connection with the preparation of the financial statements.

     15. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Examining Committee, have been implemented.

     Other

     16. Conduct or authorize investigations into any matters within the Examining Committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.

     17. Perform such other functions as assigned by law, the Corporation's charter or bylaws, or the board of directors.

     18.  Prepare a letter for inclusion in the annual report that describes the
          committee's   composition  and  responsibilities  and  how  they  were
          discharged.

                                 REVOCABLE PROXY
                      THE FIRST OF LONG ISLAND CORPORATION


|X| PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2001

     KNOW ALL PERSONS BY THESE PRESENTS that I, the undersigned, being a stockholder of THE FIRST OF LONG ISLAND CORPORATION, GLEN HEAD, NEW YORK, do hereby constitute and appoint STEPHEN P. LYON AND JOHN H. TREIBER or either one of them (with full power to act alone), my true and lawful attorney(s), with full power of substitution, to attend the Annual Meeting of Stockholders of said Corporation, to be held at the OLD BROOKVILLE OFFICE, 209 GLEN HEAD ROAD, GLEN HEAD, NEW YORK, on Tuesday, April 17, 2001, at 3:30 P.M. local time, or any and all adjournments thereof, and to vote all stock owned by me or standing in my name, place and stead on the proposals of the Board of Directors specified in the Notice of Meeting dated March 6, 2001, with all powers I would possess if I were personally present, hereby ratifying and confirming all that my said Proxy or Proxies may do, in my name, place and stead, as follows:

                                                For        With-      For All
                                                           hold        Except

1. Election of  Directors                       |_|         |_|          |_|
   To elect four (4)  Directors,
   each for a term of two (2) years
   (except as marked to the contrary
   below)

   HOWARD THOMAS HOGAN, JR.                 J. DOUGLAS MAXWELL, JR.
   JOHN R. MILLER III                       WALTER C. TEAGLE III

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of any such nominee(s) in the space provided below.

--------------------------------------------------------------------------------
                                                For        Against     Abstain

2.   To amend the Corporation's Stock Option    |_|         |_|          |_|
     Plan to allow for the granting of
     stock options to non-employee directors
     of the Corporation and to limit the
     number of stock options and stock
     appreciation rights that can be granted
     to any one person in any one fiscal year to 25,000.

3. Other Matters: If any other business is presented at said meeting, this Proxy shall be voted in accordance with the best judgement of the Proxies.

     IF NO DESIGNATIONS ARE MADE IN THE BOXES PROVIDED ABOVE AS TO A PROPOSAL, THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSAL.

     The shares represented by a properly executed Proxy will be voted as directed.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

     ALL JOINT OWNERS MUST SIGN INDIVIDUALLY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CUSTODIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.

Please be sure to sign and date this Proxy in the box below.    Date ___________


Stockholder sign above                      Co-holder (if any) sign above.


--------------------------------------------------------------------------------
    Detach above card, sign, date and mail in postage paid envelope provided.

                      THE FIRST OF LONG ISLAND CORPORATION
--------------------------------------------------------------------------------

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------